UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12
Duolingo, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Duolingo, Inc.
5900 Penn Avenue
Pittsburgh, Pennsylvania 15206
April 22, 2022
Dear Fellow Stockholders:
On behalf of the Board of Directors, I cordially invite you to attend the 2022 annual meeting of stockholders (the “Annual Meeting”) of Duolingo, Inc., which will be held on Thursday, June 9, 2022, beginning at 11:30 a.m., Eastern Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.
In accordance with the Securities and Exchange Commission rules allowing companies to furnish proxy materials to their stockholders over the Internet, we have sent stockholders of record at the close of business on April 12, 2022 a Notice of Internet Availability of Proxy Materials. The notice contains instructions on how to access our Proxy Statement and Annual Report and vote online. If you would like to receive a printed copy of our proxy materials from us instead of downloading a printable version from the Internet, please follow the instructions for requesting such materials included in the notice, as well as in the attached Proxy Statement.
Attached to this letter are a Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the business to be conducted at the meeting.
Your vote is important to us. Please act as soon as possible to vote your shares. It is important that your shares be represented at the meeting whether or not you plan to attend the Annual Meeting via the Internet. Please vote electronically over the Internet, by telephone or, if you receive a paper copy of the proxy card by mail, by returning your signed proxy card in the envelope provided. You may also vote your shares online during the Annual Meeting. Instructions on how to vote while participating at the meeting live via the Internet are posted at www.virtualshareholdermeeting.com/DUOL2022.
On behalf of the Board of Directors and management, it is my pleasure to express our appreciation for your continued support.

Luis von Ahn
Co-Founder, Chief Executive Officer and Chairman of the Board

Notice of Annual Meeting of Stockholders
To be held on June 9, 2022
Notice is hereby given that the Annual Meeting of Stockholders of Duolingo, Inc., a Delaware corporation, will be held on Thursday, June 9, 2022, at 11:30 a.m., Eastern Time.
The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/DUOL2022.
For instructions on how to attend and vote your shares at the Annual Meeting, see the information in the accompanying Proxy Statement in the section titled “General Information about the Annual Meeting and Voting—How can I attend and vote at the Annual Meeting?”
The annual meeting is being held:

To elect Bing Gordon, John Lilly and Laela Sturdy as Class I directors to hold office until the Company’s annual meeting of stockholders to be held in 2025 and until their respective successors have been duly elected and qualified;

To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2022; and
To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.
These items of business are described in the Proxy Statement that follows this notice. Holders of record of our common stock as of the close of business on April 12, 2022 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment thereof.
Your vote is important. Voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation.
This Notice of Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about April 22, 2022.
Please promptly vote your shares by following the instructions for voting on the Notice Regarding the Availability of Proxy Materials or, if you received a paper or electronic copy of our proxy materials, by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card.
By Order of the Board of Directors,

Luis von Ahn Co-Founder, Chief Executive Officer and Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting: Our Proxy Statement and our Annual Report are available free of charge at www.proxyvote.com.

DUOLINGO 2022 PROXY STATEMENT	i

Duolingo, Inc.
5900 Penn Avenue
Pittsburgh, Pennsylvania 15205
PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 9, 2022
This proxy statement (the “Proxy Statement”) and our annual report for the fiscal year ended December 31, 2021 (the “Annual Report” and, together with this Proxy Statement, the “proxy materials”) are being furnished by and on behalf of the board of directors (the “Board” or “Board of Directors”) of Duolingo, Inc. (the “Company,” “Duolingo,” “we,” “us,” or “our”), in connection with our 2022 annual meeting of stockholders (the “Annual Meeting”). The Notice of Annual Meeting and this Proxy Statement are first being distributed or made available, as the case may be, on or about April 22, 2022.

General Information About the Annual Meeting and Voting
Meeting Information:
Date: Thursday, June 9, 2022
Time: 11:30 am
Location: Virtual-only

When and where will the Annual Meeting be held?

The Annual Meeting will be held on Thursday, June 9, 2022 at 11:30 a.m., Eastern Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/DUOL2022 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the as of the close of business on April 12, 2022 (the “Record Date”).

What are the purposes of the Annual Meeting?

The purpose of the Annual Meeting is to vote on the following items described in this Proxy Statement:
•Proposal No. 1: Election of the director nominees listed in this Proxy Statement.
•Proposal No. 2: Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2022.

Are there any matters to be voted on at the Annual Meeting that are not included in this Proxy Statement?

At the date this Proxy Statement went to press, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the meeting or any adjournment or postponement thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

DUOLINGO 2022 PROXY STATEMENT	2

How do I vote my shares without attending the Annual Meeting?

We recommend that stockholders vote by proxy even if they plan to attend the Annual Meeting and vote electronically. If you are a stockholder of record, there are three ways to vote by proxy:
By Internet:
You can vote over the Internet at www.proxyvote.com by following the instructions on the Notice and Access Card or proxy card;
By Telephone:
You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card; or
By Mail:
You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail.
Internet and Telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on June 8, 2022.
If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions on how to vote from the bank, broker or holder of record. You must follow the instructions of such bank, broker or holder of record in order for your shares to be voted.

How many votes are required to approve each proposal?

The table below summarizes the proposals that will be voted on, the vote required to approve each item and how votes are counted:

Proposal	Votes Required	Voting Options	Impact of “Withhold” or “Abstain” Votes	Broker Discretionary Voting Allowed

Proposal No. 1: Election of Directors	The plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I directors.	“FOR ALL” “WITHHOLD ALL” “FOR ALL EXCEPT”	None(1)	No(3)

Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter.	“FOR” “AGAINST” “ABSTAIN”	None(2)	Yes(4)
(1)Votes that are “withheld” will have the same effect as an abstention and will not count as a vote “FOR” or “AGAINST” a director, because directors are elected by plurality voting.
(2)A vote marked as an “Abstention” is not considered a vote cast and will, therefore, not affect the outcome of this proposal.
(3)As this proposal is not considered a discretionary matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal.
(4)As this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal, and we do not expect any broker non-votes on this matter.

DUOLINGO 2022 PROXY STATEMENT	3

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a paper copy of proxy materials?

The rules of the Securities and Exchange Commission (the “SEC”) permit us to furnish proxy materials, including this Proxy Statement and the Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Stockholders will not receive paper copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials (the “Notice and Access Card”) provides instructions on how to access and review on the Internet all of the proxy materials. The Notice and Access Card also instructs you as to how to authorize via the Internet or telephone your proxy to vote your shares according to your voting instructions. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials described in the Notice and Access Card.

What does it mean if I receive more than one Notice and Access Card or more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Notice and Access Card or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

Can I vote my shares by filling out and returning the Notice and Access Card?

No. The Notice and Access Card identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and Access Card and returning it. If you would like a paper proxy card, you should follow the instructions in the Notice and Access Card. The paper proxy card you receive will also provide instructions as to how to authorize via the Internet or telephone your proxy to vote your shares according to your voting instructions. Alternatively, you can mark the paper proxy card with how you would like your shares voted, sign and date the proxy card, and return it in the envelope provided.

Who is entitled to vote at the Annual Meeting?

Holders of record of shares of our common stock as of the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournment thereof. At the close of business on the Record Date, there were 27,506,087 shares of our Class A common stock and 11,598,903 shares of our Class B common stock issued and outstanding and entitled to vote. The rights of holders of Class A and Class B common stock are identical, except voting and conversion rights. Each share of Class A common stock is entitled to one vote, and each share of Class B common stock is entitled to 20 votes and is convertible at any time into one share of Class A common stock.
To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Notice and Access Card, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 11:30 a.m., Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 11:15 a.m., Eastern Time, and you should allow ample time for the check-in procedures.

DUOLINGO 2022 PROXY STATEMENT	4

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder (also called a “registered holder”) holds shares in his or her name. Shares held in “street name” means that shares are held in the name of a bank, broker or other nominee on the holder’s behalf.

What do I do if my shares are held in “street name”?

If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The Notice and Access Card or the proxy materials, if you elected to receive a hard copy, has been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.
How many shares must be present to hold the Annual Meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. The holders of a majority in voting power of the stock issued and outstanding and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, constitutes a quorum. If you sign and return your paper proxy card or authorize a proxy to vote electronically or telephonically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials.
Broker non-votes will also be considered present for the purpose of determining whether there is a quorum for the Annual Meeting.

What are “broker non-votes”?

A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion. Proposal No. 1 is considered a non-discretionary matter, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposal. Proposal No. 2 is considered a discretionary matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on this proposal.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present or represented at the scheduled time of the Annual Meeting, (i) the chairperson of the Annual Meeting or (ii) a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present in person or electronically, if applicable, or represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented.

DUOLINGO 2022 PROXY STATEMENT	5

How can I attend and vote at the Annual Meeting?

We will be hosting the Annual Meeting live via audio webcast. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/DUOL2022. If you were a stockholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:
•Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/DUOL2022.
•Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/DUOL2022 on the day of the Annual Meeting.
•Webcast starts at 11:30 a.m., Eastern Time.
•You will need your 16-Digit Control Number to enter the Annual Meeting.
•Stockholders may submit questions while attending the Annual Meeting via the Internet.
To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Notice and Access Card, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date.

DUOLINGO 2022 PROXY STATEMENT	6

Will there be a question and answer session during the Annual Meeting?

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during or prior to the meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:
•irrelevant to the business of the Company or to the business of the Annual Meeting;
•related to material non-public information of the Company, including the status or results of our business since our most recent public disclosure;
•related to any pending, threatened or ongoing litigation;
•related to personal grievances;
•derogatory references to individuals or that are otherwise in bad taste;
•substantially repetitious of questions already made by another stockholder;
•in excess of the two question limit;
•in furtherance of the stockholder’s personal or business interests; or
•out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Secretary in their reasonable judgment.
Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above.

What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, a technical assistance phone number will be made available on the virtual meeting registration page 15 minutes prior to the start time of the meeting.

How does the Board recommend that I vote?

The Board recommends that you vote:
•FOR the nominees to the Board set forth in this Proxy Statement.
•FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2022.

DUOLINGO 2022 PROXY STATEMENT	7

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth above, as well as with the description of each proposal in this Proxy Statement.

Who will count the votes?

Representatives of Broadridge Investor Communications Services (“Broadridge”) will tabulate the votes, and a representative of Broadridge will act as inspector of election.

Can I revoke or change my vote after I submit my proxy?

Yes. Whether you have voted by Internet, telephone or mail, if you are a stockholder of record, you may change your vote and revoke your proxy by:
•sending a written statement to that effect to the attention of our Corporate Secretary at our corporate offices, provided such statement is received no later than June 8, 2022;
•voting again by Internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m., Eastern Time, on June 8, 2022;
•submitting a properly signed proxy card with a later date that is received no later than June 8, 2022; or
•attending the Annual Meeting, revoking your proxy and voting again.
If you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy online at the Annual Meeting if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares.
Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company before your proxy is voted or you vote online at the Annual Meeting.

Who will pay for the cost of this proxy solicitation?

We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

Why hold a virtual meeting?

We want to use the latest technology to provide expanded access, improved communication and cost savings for our stockholders and the Company while providing stockholders the same rights and opportunities to participate as they would have at an in-person meeting. Furthermore, as part of our effort to maintain a safe and healthy environment for our directors, members of management and stockholders who wish to attend the Annual Meeting, we believe that hosting a virtual meeting is in the best interest of the Company and its stockholders and a virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world.

DUOLINGO 2022 PROXY STATEMENT	8

Proposal #1: Election of Directors

Board Size and Structure
Our amended and restated certificate of incorporation, as currently in effect (“Certificate of Incorporation”) provides that the number of directors shall be established from time to time by our Board of Directors. Our Board of Directors has fixed the number of directors at nine, and we currently have nine directors serving on the Board.
Our Certificate of Incorporation provides that the Board be divided into three classes, designated as Class I, Class II and Class III. Each class of directors must stand for re-election no later than the third annual meeting of stockholders subsequent to their initial appointment or election to the Board, provided that the term of each director will continue until the election and qualification of his or her successor and is subject to his or her earlier death, resignation or removal. Generally, vacancies or newly created directorships on the Board will be filled only by vote of a majority of the directors then in office although less than a quorum, or by a sole remaining director. A director appointed by the Board to fill a vacancy will hold office until the next election of the class for which such director was chosen, subject to the election and qualification of his or her successor and his or her earlier death, resignation, retirement, disqualification or removal.
Nominees for Director
Ms. Sturdy and Messrs. Gordon and Lilly have been nominated by the Board to stand for election. As the directors assigned to Class I, Ms. Sturdy’s and Messrs. Gordon’s and Lilly’s current terms of service will expire at the Annual Meeting. If elected by the stockholders at the Annual Meeting, Ms. Sturdy and Messrs. Gordon and Lilly will each serve for a term expiring at our annual meeting of stockholders to be held in 2025 (the “2025 Annual Meeting”) and the election and qualification of his or her successor or until his or her earlier death, resignation or removal.
Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. If, however, prior to the Annual Meeting, the Board of Directors should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the Board. Alternatively, the proxies, at the Board’s discretion, may be voted for that fewer number of nominees as results from the inability of any nominee to serve. The Board has no reason to believe that any of the nominees will be unable to serve.
Current Directors and terms:

Class I Directors:
•Bing Gordon •John Lilly •Laela Sturdy

Class II Directors:
•Amy Bohutinsky •Gillian Munson •Jim Shelton

Class III Directors:
•Luis von Ahn •Sara Clemens •Severin Hacker

DUOLINGO 2022 PROXY STATEMENT	9

Information About Board Nominees and Continuing Directors

The following pages contain certain biographical information as of April 22, 2022 for each nominee for director and each director whose term as a director will continue after the Annual Meeting, including all positions he or she holds, his or her principal occupation and business experience for the past five years, and the names of other publicly-held companies of which the director or nominee currently serves as a director or has served as a director during the past five years.
We believe that all of our directors and nominees display personal and professional integrity; satisfactory levels of education and/or business experience; broad-based business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of our Board of Directors and its committees, as applicable; skills and personality that complement those of our other directors that helps build a board that is effective, collegial and responsive to the needs of our Company; strategic thinking and a willingness to share ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of all of our stockholders. The information presented below regarding each nominee and continuing director also sets forth specific experience, qualifications, attributes and skills that led our Board of Directors to the conclusion that such individual should serve as a director in light of our business and structure.

DUOLINGO 2022 PROXY STATEMENT	10

Nominees
Nominees for Election to Three-Year Terms Expiring No Later than the 2025 Annual Meeting

Class I Directors	Age	Director Since	Current Position at Duolingo
Bing Gordon	72	2020	Director
John Lilly	51	2021	Director
Laela Sturdy	44	2020	Director

Bing Gordon has served as a member of our Board of Directors since February 2020. Since June 2008, Mr. Gordon has served as a partner at Kleiner Perkins Caufield & Byers, a venture capital firm. From 1998 to 2009, he served as the Executive Vice President and Chief Creative Officer of Electronic Arts, a gaming company he co-founded. Mr. Gordon has served on the board of directors of Zynga Inc., a publicly-traded video game developer, since July 2008. Mr. Gordon is a special advisor to the board of directors of Amazon, and was previously a member of its board from 2003 to 2018. Mr. Gordon holds a B.A. in English from Yale and an M.B.A. from the Stanford Graduate School of Business.
We believe Mr. Gordon is qualified to serve as a member of our Board of Directors due to his investment, strategic and operational expertise and his experience in senior leadership roles at other technology companies.

John Lilly has served on our Board of Directors since December 2021. Mr. Lilly is a venture partner at Greylock Partners, a venture capital firm, where he has served since January 2011. Prior to this, Mr. Lilly was with Mozilla Corporation, the organization behind Firefox, the open source Web browser, joining in 2005 as Vice President of Business Development, from 2006 to 2008 as Chief Operating Officer and member of its Board of Directors and, from 2008 to 2010 as Chief Executive Officer. Mr. Lilly was the founder, Chief Executive Officer, Chief Technology Officer and Vice President of products for Reactivity, a software company acquired by Cisco Systems in 2007. Previously, he held staff positions at Apple, Sun Microsystems and Trilogy Software. Lilly has been an active participant in open source projects, serving on the boards of the Open Source Applications Foundation and Participatory Culture Foundation. Mr. Lilly earned a B.Sc. and M.Sc. in computer science from Stanford University.
We believe Mr. Lilly is qualified to serve as a member of our Board of Directors due to his expertise in product, technology, his having served in senior executive roles and his investment experience at various technology companies.

DUOLINGO 2022 PROXY STATEMENT	11

Laela Sturdy has served as a member of our Board of Directors since March 2020. Ms. Sturdy has served as a General Partner at CapitalG, the growth investment fund financed by Alphabet Inc., since October 2013. Previously, Ms. Sturdy held several roles at Google, including Managing Director, Emerging Businesses. Since March 2021, Ms. Sturdy has served on the board of directors of UiPath, Inc., a publicly-traded process automation software company, and previously served on the board of directors of Care.com from July 2016 to May 2019. Ms. Sturdy holds an A.B. in Biochemistry from Harvard College, an M.Sc. in Multimedia Systems from Trinity College Dublin and an M.B.A. from the Stanford Graduate School of Business.
We believe Ms. Sturdy is qualified to serve as a member of our Board of Directors due to her experience in investing in, and facilitating the growth of, technology companies.

Class II Directors Whose Terms Expire at the 2023 Annual Meeting of Stockholders

Class II Directors	Age	Director Since	Current Position at Duolingo
Amy Bohutinsky	47	2020	Director
Gillian Munson	51	2019	Director
Jim Shelton	54	2020	Director

Amy Bohutinsky has served as a member of our Board of Directors since June 2020. From 2005 to 2019, she held various leadership roles at Zillow Group, Inc., a publicly-traded online real estate marketplace company, including most recently as the Chief Operating Officer, from August 2015 to 2019, and as the Chief Marketing Officer, from March 2011 to August 2015. From 2001 to 2005, Ms. Bohutinsky served in various leadership positions at Hotwire, Inc., an online travel company, including Director of Corporate Communications. Ms. Bohutinsky has consulted as a venture partner at TCV, a private equity and venture capital firm, since 2019. Ms. Bohutinsky has served on the board of directors of Zillow Group since October 2018. Previously, she served on the board of directors of Gap, Inc., a publicly-traded clothing retailer, from 2018 to 2020. She also previously served on the boards of directors of HotelTonight, LLC, a privately held mobile-based hotel booking service (acquired by Airbnb, Inc. in 2019) and Avvo, Inc., a privately held online legal marketplace (acquired by Internet Brands in 2018). Ms. Bohutinsky holds a B.A. in Journalism and Mass Communications from Washington & Lee University.
We believe Ms. Bohutinsky is qualified to serve as a member of our Board of Directors due to her valuable strategic and operational expertise and experience as director and senior leader of other large consumer-facing companies. The Board also considered Ms. Bohutinsky’s self-identifying gender in the context of the Board’s philosophy in assembling a well-diversified Board.

DUOLINGO 2022 PROXY STATEMENT	12

Gillian Munson has served as a member of our Board of Directors since September 2019. Ms. Munson has served as the Chief Financial Officer (CFO) of Vimeo since April 2022. She was the CFO of Iora Health, Inc., a healthcare company, since January 2021 until the company’s sale in September 2021, subsequently acting as Special Advisor to the CFO of the acquiring company, One Medical. Mr. Munson was a Venture Partner at Union Square Ventures from April 2019 to July 2021 and served as CFO of XO Group Inc., the parent company of The Knot Inc., a media and technology company from 2013 to 2019. Ms. Munson’s previous positions include Managing Director at Allen & Company LLC, Vice President, Business Development at Symbol Technologies, LLC, and both Executive Director and Senior Equity Analyst at Morgan Stanley. Ms. Munson has served on the board of directors of Phreesia, Inc., a publicly-traded software company, since May 2019, and previously served on the board of directors of Monster Worldwide, Inc. from 2015 to 2016. Ms. Munson holds a B.A. in Political Science and Economics from the Colorado College in Colorado Springs.
We believe Ms. Munson is qualified to serve as a member of our Board of Directors due to her experiences in senior leadership roles at consumer-facing companies and her background in investment and research. In addition, the Board also considered Ms. Munson’s self-identifying gender as a positive characteristic in furtherance of bringing diverse viewpoints to our Board of Directors.

Jim Shelton has served as a member of our Board of Directors since October 2020. Mr. Shelton has served as the Chief Investment and Impact Officer at the Blue Meridian Partners, a nonprofit funding collaborative, since January 2020, and a Partner of Amandla Enterprises, an impact investment and advisory firm, since July 2018. From July 2016 to July 2018, he served as the President of Education for the Chan Zuckerberg Initiative. From June 2015 to July 2016, Mr. Shelton previously served as the President and Chief Impact Officer of 2U, Inc., an educational technology company. From 2009 to 2015, he held various roles at the US Department of Education, most recently as Deputy Secretary and Chief Operating Officer. Mr. Shelton holds a B.A. in Computer Science from Morehouse College and an M.S. in Education and an M.B.A. from the Stanford Graduate School of Business.
We believe Mr. Shelton is qualified to serve as a member of our Board of Directors due to his extensive experience in senior leadership roles at public companies and in the government, along with his commitment to education. The Board also considered Mr. Shelton’s self-identified race and ethnic characteristics in assembling our Board.

Class III Directors Whose Terms Expire at the 2024 Annual Meeting of Stockholders

Class III Directors	Age	Director Since	Current Position with Duolingo
Luis von Ahn, Ph.D.	43	2011	President, Chief Executive Officer, Co-Founder, and Chairman of the Board
Sara Clemens	50	2021	Director
Severin Hacker, Ph.D.	37	2011	Chief Technology Officer, Co-Founder and Director

DUOLINGO 2022 PROXY STATEMENT	13

Luis von Ahn, Ph.D. has served as a member of our Board of Directors and as our Chief Executive Officer since August 2011, when he co-founded Duolingo with Dr. Hacker. Prior to founding Duolingo, he served as the Chief Executive Officer of reCAPTCHA, Inc., a fraud detection technology company, from 2007 until its acquisition by Google in 2009. Dr. von Ahn has served on the board of directors of Root, Inc., a publicly-traded technology company focusing on personal insurance, since October 2020. Dr. von Ahn holds a B.S. in Mathematics from Duke University and a Ph.D. in Computer Science from Carnegie Mellon University. We believe Dr. von Ahn is qualified to serve as a member of our Board of Directors because of his perspective and experience building and leading our business as co-founder and Chief Executive Officer.

Sara Clemens has served as a member of our Board of Directors since June 2020. Ms. Clemens served as the Chief Operating Officer at Twitch from January 2018 to February 2022. From 2014 to 2017, she served as the Chief Operating Officer at Pandora Media and, from 2012 to 2013, she served as the Vice President of Corporate Development at LinkedIn. Ms. Clemens is currently a Senior Advisor to Blackstone Growth, and serves on the board of directors of Khosla Ventures Acquisition Co. III and Karat. Ms. Clemens holds a B.A. in English and an M.A. (Hons) from the University of Canterbury, New Zealand. We believe Ms. Clemens is qualified to serve as a member of our Board of Directors due to her extensive strategic and operational expertise and experience in senior leadership roles at other technology companies. The Board also considered Ms. Clemens’s gender in the context of the Board’s objective to assemble an appropriately diverse Board.

Severin Hacker, Ph.D. has served as a member of our Board of Directors and as our Chief Technology Officer since August 2011, when he co-founded Duolingo with Dr. von Ahn. Dr. Hacker holds a B.S. in Computer Science from Eidgenossische Technische Hochschule Zurich, Switzerland and a Ph.D. in Computer Science from Carnegie Mellon University. We believe Dr. Hacker is qualified to serve as a member of our Board of Directors because of his perspective and experience building and leading our business as co-founder and Chief Technology Officer.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the election of each of Bing Gordon, John Lilly and Laela Sturdy as a Class I director to hold office until the 2025 Annual Meeting and until his or her successor has been duly elected and qualified.

DUOLINGO 2022 PROXY STATEMENT	14

Proposal No. 2 Ratification of Appointment of Independent Registered Public Accounting Firm
Appointment of Independent Registered Public Accounting Firm
The Audit, Risk and Compliance Committee (the “Audit Committee”) appoints our independent registered public accounting firm. In this regard, the Audit Committee evaluates the qualifications, performance and independence of our independent registered public accounting firm and determines whether to re-engage our current firm. As part of its evaluation, the Audit Committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team assigned to our account; the overall strength and reputation of the firm; the firm’s global capabilities relative to our business; and the firm’s knowledge of our operations. Deloitte & Touche LLP has served as our independent registered public accounting firm since 2018. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors and providing audit and permissible non-audit related services. Upon consideration of these and other factors, the Audit Committee has appointed Deloitte & Touche LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2022.
Although ratification is not required by our amended and restated bylaws (“Bylaws”) or otherwise, the Board is submitting the selection of Deloitte & Touche LLP to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm and it is a good corporate governance practice. If our stockholders do not ratify the selection, it will be considered as notice to the Board and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
Representatives of Deloitte & Touche LLP are expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.

Audit, Audit-Related, Tax and All Other Fees

The following table sets forth the fees of Deloitte & Touche LLP, our independent registered public accounting firm, billed to Duolingo in each of the last two fiscal years.

	Year Ended December 31,
	2021	2020
Audit Fees	$2,583,244	$483,971
Audit-Related Fees	—	—
Tax Fees	279,522	98,666
All Other Fees	—	5,685
Total	$2,862,766	$588,322

Audit Fees

Audit fees consist of fees for professional services rendered for the audit of our financial statements and review of interim financial statements and related expenses. Audit fees also include fees for services provided by Deloitte in connection with our initial public offering in July of 2021.

DUOLINGO 2022 PROXY STATEMENT	15

Audit-Related Fees

Audit-related fees consist of fees for other audit type services not denoted above.

Tax Fees

Tax fees are fees for a variety of permissible services relating to tax compliance, tax planning and tax advisory services.

All Other Fees

All other fees relate to professional services not included in the categories above, including subscriptions to Deloitte’s accounting reference library.
Pre-Approval Policies and Procedures
The formal written charter for our Audit Committee requires that the Audit Committee pre-approve all audit services to be provided to us, whether provided by our principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to us by our independent registered public accounting firm, other than de minimis non-audit services approved in accordance with applicable SEC rules.
The Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by our independent registered public accounting firm may be pre-approved. The Pre-Approval Policy generally provides that the Audit Committee will not engage an independent registered public accounting firm to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by our independent registered public accounting firm has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any member of the Audit Committee to whom the committee delegates authority to make pre-approval decisions must report any such pre-approval decisions to the Audit Committee at its next scheduled meeting. If circumstances arise where it becomes necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories or above the pre-approved amounts, the Audit Committee requires pre-approval for such additional services or such additional amounts. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence.
On an annual basis, the Audit Committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by our independent registered accounting firm without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations.
The above-described services provided to us by Deloitte & Touche LLP prior to our initial public offering were provided under engagements entered into prior to our adoption of our pre-approval policies and, following our initial public offering, in accordance with such policies.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

DUOLINGO 2022 PROXY STATEMENT	16

Audit Committee Report

The Audit Committee operates pursuant to a charter which is reviewed annually by the Audit Committee. Additionally, a brief description of the primary responsibilities of the Audit Committee is included in this Proxy Statement under the discussion of “Corporate Governance— Audit Committee.” Under the Audit Committee charter, management is responsible for the preparation, presentation and integrity of the Company’s financial statements, the appropriateness of accounting principles and financial reporting policies and for establishing and maintaining our internal control over financial reporting. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.
In the performance of its oversight function, the Audit Committee reviewed and discussed with management and Deloitte & Touche LLP, as the Company’s independent registered public accounting firm, the Company’s audited financial statements for the fiscal year ended December 31, 2021. The Audit Committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”). In addition, the Audit Committee received and reviewed the written disclosures and the letters from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB, regarding such independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed with the Company’s independent registered public accounting firm their independence from the Company.
Based upon the review and discussions described in the preceding paragraph, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC.

Submitted by the Audit, Risk and Compliance Committee of the Company’s Board of Directors

Gillian Munson (Chair) Amy Bohutinsky Jim Shelton Laela Sturdy

DUOLINGO 2022 PROXY STATEMENT	17

Executive Officers
The table below identifies and sets forth certain biographical and other information regarding our executive officers as of April 22, 2022. There are no family relationships among any of our executive officers or directors.

Executive Officer	Age	Position	In Current Position Since
Luis von Ahn, Ph.D.	43	President, Chief Executive Officer, Co-Founder, and Chairman of the Board	2011
Severin Hacker, Ph.D.	37	Chief Technology Officer and Director	2011
Matthew Skaruppa	40	Chief Financial Officer	2020
Robert Meese	45	Chief Business Officer	2021
Natalie Glance, Ph.D.	54	Senior Vice President, Engineering	2019
Stephen Chen	48	General Counsel	2020
See page 14 of this Proxy Statement for the biographies of Luis von Ahn and Severin Hacker.

Matthew Skaruppa has served as our Chief Financial Officer since February 2020. From January 2016 to February 2020, he served as a Vice President of Goldman Sachs. Previously, Mr. Skaruppa served as Principal at KKR Capstone from 2010 to 2015 and as a consultant at Bain & Company from 2004 to 2008. Mr. Skaruppa holds a B.S. in Chemical Engineering from Northwestern University and an M.B.A. from the Stanford Graduate School of Business.

Robert Meese has served as our Chief Business Officer since March 2021, after having served as our Chief Revenue Officer from December 2018 to March 2021 and our Vice President of Business from September 2016 to December 2018. From August 2008 to September 2016, he held various roles at Google, including most recently as Director, Global Head of Games Business Development, Google Play. Mr. Meese holds a B.S. in Economics and a B.S. in Computer Science from the University of Pennsylvania and an M.B.A. from the Massachusetts Institute of Technology.

DUOLINGO 2022 PROXY STATEMENT	18

Natalie Glance, Ph.D. has served as our Senior Vice President of Engineering since December 2019, after having served as our Vice President of Engineering from February 2017 to December 2019 and our Director of Engineering from March 2015 to February 2017. From 2007 to 2015, Dr. Glance served as an Engineering Manager at Google. Dr. Glance holds a B.A. in Physics from Princeton University and a Ph.D. in Physics from Stanford University.

Stephen Chen has served as our General Counsel since March 2020. From July 2014 to February 2020, he served as Associate General Counsel for Proofpoint, Inc., an enterprise security company. Mr. Chen previously served as Associate General Counsel of Marin Software, Director and Senior Counsel, Mergers and Acquisition at VMWare, Inc. and Legal Director of Yahoo!. Mr. Chen holds a B.A. in History and a J.D. from Harvard University.

DUOLINGO 2022 PROXY STATEMENT	19

Corporate Governance

Corporate Governance Guidelines

Our Board of Directors has adopted Corporate Governance Guidelines. A copy of these Corporate Governance Guidelines can be found in the “Governance” section of the “Investors” page of our website located at www.investors.duolingo.com, or by writing to our Secretary at our offices at 5900 Penn Avenue, Pittsburgh, Pennsylvania 15206. Among the topics addressed in our Corporate Governance Guidelines are:

•Board independence and qualifications
•Executive sessions of independent directors
•Selection of new directors
•Director orientation and continuing education
•Limits on board service
•Change of principal occupation
•Term limits
•Director responsibilities
•Director compensation

•Stock ownership
•Conflicts of interest
•Board access to senior management
•Board access to independent advisors
•Board self-evaluations
•Board meetings
•Meeting attendance by directors and non-directors
•Meeting materials

Board Leadership Structure

Our Corporate Governance Guidelines provide our Board of Directors with flexibility to combine or separate the positions of Chairperson of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of the Company and its stockholders. If the Chairperson of the Board is a member of management or does not otherwise qualify as independent, our Corporate Governance Guidelines provide for the appointment by the independent directors of a lead independent director (the “Lead Director”).
Dr. von Ahn, our Founder and Chief Executive Officer, serves as Chairman of our Board and presides over meetings of our Board, holds such other powers, and carries out such other duties as are customarily carried out by the chair of a board. The Board believes that this current leadership structure is appropriate and is in the best interests of the Company and its stockholders. As the Company’s founder, and having served as Chairman and as Chief Executive Officer since that time, Dr. von Ahn possesses detailed and in‑depth knowledge of the issues, opportunities and challenges facing us and our business and, therefore, is best positioned to develop agendas that focus the Board’s time and attention on the most critical matters, while helping to minimize the potential for confusion or duplication of efforts. Serving in both these roles since the Company was founded has allowed Dr. von Ahn to be seen by participants in our industry and by our customers, business partners, investors and other stakeholders as providing strong leadership for our Company and in our industry.
We recognize that different leadership structures may be appropriate for companies in different situations and believe that no one structure is suitable for all companies. Accordingly the Board will continue to periodically review our leadership structure and make such changes in the future as it deems appropriate and in the best interests of the Company and its stockholders.

DUOLINGO 2022 PROXY STATEMENT	20

Director Independence

Under our Corporate Governance Guidelines and the applicable Nasdaq Stock Market LLC (“Nasdaq”) rules (the “Nasdaq rules”), a director is not independent unless the Board affirmatively determines that he or she does not have a relationship with us that could compromise his or her ability to exercise independent judgement in carrying out his or her responsibilities as a director. In addition, the director must not be precluded from qualifying as independent under the per se bars set forth by the Nasdaq rules.
Our Board has undertaken a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that none of Mmes. Bohutinsky, Clemens, Munson, and Sturdy and Messrs. Gordon, Lilly and Shelton, representing seven of our nine directors, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors qualifies as “independent” as that term is defined under the Nasdaq rules. In making these determinations, our Board considered the relationships that each non-employee director has with us and all other facts and circumstances our Board deemed relevant in determining their independence, including the director’s beneficial ownership of our common stock.

Board Committees

Our Board of Directors has three standing committees: an Audit Committee, a Compensation and Leadership Committee (the “Compensation Committee”) and a Nominating and Corporate Governance Committee, each of which has the composition and the responsibilities described below. In addition, from time to time, special committees may be established under the direction of our Board when necessary to address specific issues. Each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee operates under a written charter.

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Amy Bohutinsky	X		X
Sara Clemens		X	Chair
Bing Gordon		Chair
John Lilly		X
Gillian Munson	Chair
Jim Shelton	X		X
Laela Sturdy	X
In March 2022, the Board established the Mergers and Acquisition committee consisting of Sara Clemens, John Lilly and Laela Sturdy. The M&A Committee, pursuant to its charter, may act on behalf of the Board to review, assess, and approve certain acquisitions, investments, mergers, and similar strategic transactions up to a specified dollar limit and in accordance with any other relevant parameters as established by the Board.

DUOLINGO 2022 PROXY STATEMENT	21

Audit Committee

Our Audit Committee is responsible for, among other things:
•overseeing our accounting and financial reporting process;
•appointing, compensating, retaining and overseeing the work of our independent auditor and any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for us;
•discussing with our independent auditor any audit problems or difficulties and management’s response;
•pre-approving all audit and non-audit services provided to us by our independent auditor (other than those provided pursuant to appropriate pre-approval policies established by the Audit Committee or exempt from such requirement under the rules of the Securities and Exchange Commission);
•reviewing and discussing our annual and quarterly financial statements with management and our independent auditor;
•discussing our risk management policies;
•reviewing and approving or ratifying any related person transactions;
•establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and for the confidential and anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;
•discussing with management procedures with respect to risk assessment and risk management; and
•preparing the Audit Committee report required by SEC rules.
Our Audit Committee currently consists of Gillian Munson, Amy Bohutinsky, Jim Shelton, and Laela Sturdy, with Ms. Munson serving as chair. All members of our Audit Committee meet the requirements for financial literacy under the applicable Nasdaq rules and regulations. Our Board of Directors has affirmatively determined that each member of our Audit Committee qualifies as “independent” under Nasdaq’s additional standards applicable to Audit Committee members and Rule 10A-3 of the Exchange Act of 1934, as amended (the “Exchange Act”) applicable Audit Committee members. In addition, our Board of Directors has determined that Ms. Munson qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.

DUOLINGO 2022 PROXY STATEMENT	22

Compensation Committee

Our Compensation Committee is responsible for, among other things:
•reviewing and approving corporate goals and objectives with respect to the compensation of our Chief Executive Officer, evaluating our Chief Executive Officer’s performance in light of these goals and objectives and setting our Chief Executive Officer’s compensation;
•reviewing and setting or making recommendations to our Board of Directors regarding the compensation of our other executive officers;
•reviewing and making recommendations to our Board of Directors regarding director compensation;
•reviewing and approving or making recommendations to our Board of Directors regarding our incentive compensation and equity-based plans and arrangements; and
•appointing and overseeing any compensation consultants;
•reviewing and discussing annually with management our “Compensation Discussion and Analysis,” to the extent required; and
•preparing the annual Compensation Committee report required by SEC rules, to the extent required.
Our Compensation Committee currently consists of Sara Clemens, Bing Gordon and John Lilly with Mr. Gordon serving as chair. Our Board of Directors has determined that each member of our Compensation Committee qualifies as “independent” under Nasdaq’s additional standards applicable to Compensation Committee members and is a “non-employee director” as defined in Section 16b-3 of the Exchange Act.
Pursuant to the Compensation Committee’s charter, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. Before selecting any such consultant, counsel or advisor, the Compensation Committee reviews and considers the independence of such consultant, counsel or advisor in accordance with applicable Nasdaq rules. We must provide appropriate funding for payment of reasonable compensation to any advisor retained by the Compensation Committee.

DUOLINGO 2022 PROXY STATEMENT	23

Compensation Consultants

The Compensation Committee has the authority under its charter to retain outside consultants or advisors, as it deems necessary or advisable. In accordance with this authority, the Compensation Committee has engaged the services of Compensia as its independent outside compensation consultant.
As requested by the Compensation Committee, in 2021, Compensia’s services to the Compensation Committee included: assisting us in developing our peer group composition, analyzing benchmarking data with respect to our executives’ overall individual compensation and providing information regarding current trends and developments in executive compensation, equity-based awards, severance agreements and employee stock purchase programs based on our peer group.
All executive compensation services provided by Compensia during 2021 were conducted under the direction or authority of the Compensation Committee, and all work performed by Compensia was approved by the Compensation Committee. Neither Compensia nor any of its affiliates maintains any other direct or indirect business relationships with us or any of our subsidiaries. The Compensation Committee evaluated whether any work provided by Compensia raised any conflict of interest for services performed during 2021 and determined that it did not.
Additionally, during 2021, Compensia did not provide any services to us other than regarding executive, employee and director compensation and broad-based plans that do not discriminate in scope, terms, or operation, in favor of our executive officers or directors, and that are available generally to all salaried employees.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is responsible for, among other things:
•identifying individuals qualified to become members of our Board and ensure the Board has the requisite expertise and consists of persons with sufficiently diverse and independent backgrounds;
•recommending to our Board the persons to be nominated for election as directors and to each committee of the Board;
•developing and recommending to our Board corporate governance guidelines, and reviewing and recommending to our Board proposed changes to our corporate governance guidelines from time to time; and
•overseeing the annual evaluations of our Board, its committees and management.
Our Nominating and Corporate Governance Committee currently consists of Amy Bohutinsky, Sara Clemens and Jim Shelton, with Ms. Clemens serving as chair. Our Board has determined that each member of our Nominating and Corporate Governance Committee qualifies as “independent” under applicable Nasdaq rules applicable to Nominating and Corporate Governance Committee members.

Board and Board Committee Meetings and Attendance

During fiscal 2021, our Board of Directors met six times, the Audit Committee met four times, the Compensation Committee met nine times and the Nominating and Corporate Governance Committee met twice. In 2021, each of our incumbent directors then-serving attended at least 75% of the meetings of the Board and committees on which he or she served as a member.
Executive Sessions
The independent directors meet at least twice a year in a private session that excludes management and any non-independent directors. The independent directors in attendance determine which member will preside at such session.

DUOLINGO 2022 PROXY STATEMENT	24

Director Attendance at Annual Meeting of Stockholders

We do not have a formal policy regarding the attendance of our Board members at our annual meetings of stockholders, but we expect all directors to make every effort to attend any meeting of stockholders. Given the timing of our initial public offering, we did not hold an annual meeting in 2021.
Director Nominations Process
The Nominating and Corporate Governance Committee is responsible for recommending candidates to serve on the Board and its committees. In considering whether to recommend any particular candidate to serve on the Board or its committees or for inclusion in the Board’s slate of recommended director nominees for election at the annual meeting of stockholders, the Nominating and Corporate Governance Committee considers the criteria set forth in our Corporate Governance Guidelines. Specifically, the Nominating and Corporate Governance Committee considers candidates who have a high level of personal and professional integrity, strong ethics and values and the ability to make mature business judgments and may take into account many factors, including, but not limited to: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience, gender identification or identification as an underrepresented minority or as LGBTQ+, practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee will also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.
We consider diversity, such as gender, race, ethnicity and membership of underrepresented communities, a meaningful factor in identifying director nominees and view such diversity characteristics as meaningful factors to consider, but do not have a formal diversity policy. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure. In determining whether to recommend a director for re-election, the nominating and corporate governance committee may also consider potential conflicts of interest with the candidate’s other personal and profession pursuits, the director’s past attendance at meetings and participation in and contributions to the activities of the Board.
In identifying prospective director candidates, the Nominating and Corporate Governance Committee may seek referrals from other members of the Board, management, stockholders and other sources, including third party recommendations. The Nominating and Corporate Governance Committee also may, but need not, retain a search firm in order to assist it in identifying candidates to serve as directors of the Company. The Nominating and Corporate Governance Committee uses the same criteria for evaluating candidates regardless of the source of the referral or recommendation. When considering director candidates, the Nominating and Corporate Governance Committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experience to further enhance the Board’s effectiveness. In connection with its annual recommendation of a slate of nominees, the Nominating and Corporate Governance Committee also may assess the contributions of those directors recommended for re-election in the context of the Board evaluation process and other perceived needs of the Board.
Mr. Gordon and Ms. Sturdy were initially recommended to serve as members of our Board by certain of our pre-initial public offering (IPO) investors. Mr. Lilly was initially recommended to serve as a member of our Board by other sitting non-management Board members and was also independently identified by a third-party search firm retained to identify potential Board members. Each of the director nominees to be elected at the Annual Meeting was evaluated in accordance with our standard review process for director candidates in connection with their nomination for reelection, as applicable, at the Annual Meeting.

DUOLINGO 2022 PROXY STATEMENT	25

When considering whether the directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focused primarily on the information discussed in each of the Board member’s biographical information set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business. This process resulted in the Board’s nomination of the incumbent directors named in this Proxy Statement and proposed for election by you at the Annual Meeting.
The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders, and such candidates will be considered and evaluated under the same criteria described above. Any recommendation submitted to the Company should be in writing and should include any supporting material the stockholder considers appropriate in support of that recommendation, but must include information that would be required under the rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate and a written consent of the candidate to serve as one of our directors if elected and must otherwise comply with the requirements under our Bylaws for stockholders to recommend director nominees. Stockholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of the Corporate Secretary, Duolingo, Inc., 5900 Penn Avenue, Pittsburgh, Pennsylvania 15206. All recommendations for director nominations received by the Secretary that satisfy our Bylaws requirements relating to such director nominations will be presented to the Nominating and Corporate Governance Committee for its consideration. Stockholders also must satisfy the notification, timeliness, consent and information requirements set forth in our Bylaws. These timing requirements are also described under the caption “Stockholder Proposals and Director Nominations.”

Board Role in Risk Oversight

The Board of Directors has overall responsibility for risk oversight, including, as part of regular Board and committee meetings, general oversight of executives’ management of risks relevant to the Company. A fundamental part of risk oversight is not only understanding the material risks a company faces and the steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The involvement of the Board of Directors in reviewing our business strategy is an integral aspect of the Board’s assessment of management’s tolerance for risk and its determination of what constitutes an appropriate level of risk for the Company. While the full Board has overall responsibility for risk oversight, it is supported in this function by its Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Each of the committees regularly reports to the Board.
The Audit Committee also has responsibility for oversight of risks and exposures associated with financial matters, particularly financial reporting, tax, accounting, disclosure, internal control over financial reporting, investment guidelines and credit and liquidity matters, the Company’s programs, plans and policies relating to legal and regulatory compliance and strategy, and the Company’s operational infrastructure, particularly reliability, business continuity, capacity, security, and data privacy, including cybersecurity. Through its regular meetings with management, including the finance and legal functions, and advisors, the Audit Committee reviews and discusses significant areas of our business and summarizes for the Board areas of risk and the appropriate mitigating factors. The Compensation Committee assists the Board by overseeing and evaluating risks related to the Company’s compensation structure and compensation programs, including the formulation, administration and regulatory compliance with respect to compensation matters. The Nominating and Corporate Governance Committee assists the Board by overseeing and evaluating programs and risks associated with Board organization, membership and structure, and corporate governance. In addition, our Board receives periodic detailed operating performance reviews from management.

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Committee Charters and Corporate Governance Guidelines

Our Corporate Governance Guidelines, charters of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee and other corporate governance information are available under the Governance section of the Investor Relations page of our website located at www.investors.duolingo.com, or by writing to our Corporate Secretary at our offices at 5900 Penn Avenue, Pittsburgh, Pennsylvania 15206.

Code of Business Conduct and Ethics

We have adopted a Code of Ethics and Conduct (the “Code of Conduct”) that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer or controller, or persons performing similar functions. Our Code of Conduct is available under the Governance section of the Investor Relations page of our website located at www.investors.duolingo.com. In addition, we intend to post on our website all disclosures that are required by law or the Nasdaq rules concerning any amendments to, or waivers of, any provisions of our Code of Conduct.

Anti-Hedging Policy

Our Board of Directors has adopted an Insider Trading Compliance Policy, that prohibits our directors, officers and employees, as well as persons and entities over which they have control, from purchasing financial instruments, such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.

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Communications with the Board

Any stockholder or any other interested party who desires to communicate with our Board of Directors, our non-management directors or any specified individual director, may do so by directing such correspondence to the attention of the Corporate Secretary at our offices at 5900 Penn Avenue, Pittsburgh, Pennsylvania 15206. The Corporate Secretary will forward the communication to the appropriate director or directors as appropriate.
Board Diversity Matrix (as of April 22, 2022)

Total Number of Directors	9
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	4	5	—	—
Part II: Demographic Background
African American or Black	—	1	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	1	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	4	3	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	1	—	—	—
Did Not Disclose Demographic Background	—	—	—	—

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Executive and Director Compensation
This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. In 2021, our “named executive officers” and their positions were as follows:
•Luis von Ahn, our Chief Executive Officer;
•Severin Hacker, our Chief Technology Officer; and
•Matthew Skaruppa, our Chief Financial Officer.
The following is a discussion and analysis of compensation arrangements of our NEOs. This discussion contains forward looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from currently planned programs as summarized in this discussion. As an “emerging growth company” as defined in the JOBS Act, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Equity Awards ($)(3)	All Other Compensation ($)(4)	Total ($)

Luis von Ahn Chief Executive Officer	2020	330,000	1,250	—	3,094,000	16,840	3,442,090
	2021	540,000	—	73,872,000	—	19,300	74,431,300
Severin Hacker Chief Technology Officer	2020	322,350	—	—	3,094,000	16,840	3,433,190
	2021	448,281	—	36,950,756	0	19,300	37,418,337
Matthew Skaruppa Chief Financial Officer	2020	322,537	150,000	—	1,931,889	5,840	2,410,266
	2021	480,159	15,000	1,518,114	—	19,300	2,032,573
___________________
(1)Amount for Mr. Skaruppa reflects an ad hoc performance based bonus we paid in 2021.
(2)Amounts in this column represent the aggregate grant date fair value, as calculated in accordance with ASC Topic 718, of restricted stock units (RSUs) granted in 2021 to the named executive officers.
(3)See Note 9 to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC on March 4, 2022, for a description of the assumptions used in valuing these awards.
(4)Amounts represents $4,800 paid to all employees as a work from home stipend and $14,500 in matching contributions under our 401(k) plan.

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Narrative Disclosure to Compensation Tables
2021 Salaries
Our NEOs each receive a base salary to compensate them for services rendered to our company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, and responsibilities.
For fiscal year 2021, Drs. von Ahn and Hacker and Mr. Skaruppa received an increase to their base salaries from $330,000 to $750,000, from $322,350 to $488,000 and from $375,000 to $600,000, respectively.
Our Board of Directors and Compensation Committee may adjust base salaries from time to time at their discretion.
2021 Bonuses
During the fiscal year 2021, we did not maintain a formal performance bonus program, and we have not adopted a formal performance bonus program for 2022.
Mr. Skaruppa earned $15,000 for an ad hoc performance bonus in 2021.
Fiscal 2021 Equity-Based Compensation
Special Multi-Year Performance-Based Founder Awards
In connection with our initial public offering, our Board of Directors worked closely with its compensation consultant, Compensia, to design a one-time equity incentive for Drs. von Ahn and Hacker that significantly aligns their compensation with the long-term interests of our stockholders by requiring the achievement of sustained stock price targets. In designing the equity incentive for Drs. von Ahn and Hacker, our Board of Directors considered Dr. von Ahn’s and Dr. Hacker’s significant stockholdings, long-term leadership and the comparatively modest level of cash compensation they have received from us. The equity incentive is comprised of 1,200,000 and 600,000 performance-based restricted stock units (PSUs), respectively. The PSUs vest upon the satisfaction of both a service-based condition and a performance-based condition and generally are settled one year after vesting. The service-based condition is satisfied as to 25% of the PSUs on each anniversary of the completion of our initial public offering, subject to Dr. von Ahn and Dr. Hacker continuing to serve as our Chief Executive Officer and Chief Technology Officer, respectively, through the applicable date. The performance-based condition will be satisfied in the event Dr. von Ahn and Dr. Hacker continue to serve as our Chief Executive Officer and Chief Technology Officer, respectively, through the date the 60-day trailing volume weighted average closing price of our Class A common stock reaches certain stock price hurdles, which are set at multiples of the price to the public for our initial public offering, over a period of ten years, as set forth in the table below.

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Tranche	Stock Price Hurdle	Number of PSUs for Dr. von Ahn	Number of PSUs for Dr. Hacker
1	$127.50	60,000	30,000
2	$153.00	60,000	30,000
3	$178.50	60,000	30,000
4	$204.00	120,000	60,000
5	$255.00	120,000	60,000
6	$306.00	120,000	60,000
7	$357.00	120,000	60,000
8	$408.00	120,000	60,000
9	$612.00	180,000	90,000
10	$816.00	240,000	120,000
Each stock price hurdle will be equitably adjusted to reflect any stock splits, stock dividends or other restructurings impacting our Class A common stock. The size of the award was determined after consideration of similar equity awards to founders of privately held and publicly traded technology companies that are serving in executive positions. The number of PSUs for which the performance-based condition may be satisfied is heavily weighted towards the higher stock price hurdles, which our Board of Directors believes that, when combined with the service-based condition requiring a minimum of four years of service, comprises a structure designed to achieve its incentive and alignment goals with respect to this award.
Any PSUs that have not satisfied the performance-based condition as of the tenth anniversary of the grant date will be forfeited. Our Board of Directors intends for the PSUs to be the exclusive equity award that Drs. von Ahn and Hacker will receive through the tenth anniversary of the date of grant.
In the event Dr. von Ahn or Dr. Hacker ceases to serve as our Chief Executive Officer or Chief Technology Officer, respectively, as a result of death or disability, the service-based condition will be deemed satisfied, any vested PSUs will generally be settled, any unvested PSUs will remain outstanding and eligible to vest based on achievement of the stock price hurdles set forth above for two years, and any PSUs for which the stock price hurdle has not been met at that time will be forfeited. Unless mutually agreed otherwise, in the event Dr. von Ahn or Dr. Hacker ceases to serve as our Chief Executive Officer or Chief Technology Officer, respectively, for any reason other than death or disability, any vested PSUs will generally be settled and any unvested PSUs will be forfeited. Further, if such cessation of service is effected by us for cause, or Dr. von Ahn or Dr. Hacker engages in fraud or material misconduct, vested PSUs which have not yet been settled may be clawed back to the extent determined appropriate by our Board of Directors.
In the event of a change in control, the service-based condition will be deemed satisfied, achievement of stock price hurdles for purposes of the PSUs will be measured based on the price per share to be received by stockholders in connection with the change in control, and any PSUs for which the stock price hurdle has not been met will be forfeited. To the extent the

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price per share received by the stockholders in connection with the change in control falls between two stock price hurdles, the number of PSUs deemed earned based on satisfaction of the performance condition will be determined using linear interpolation between the two stock price hurdles.
Other 2021 Equity Awards
On April 7, 2021, we granted Mr. Skaruppa 25,000 RSUs under our Amended and Restated 2011 Equity Incentive Plan (the “2011 Plan”. The RSUs vest based on the satisfaction of a service-based requirement and a liquidity event requirement within the term of the RSUs. Subject to Mr. Skaruppa’s continued service to us, the service-based requirement is satisfied as to 6.25% of the RSUs beginning on August 15, 2021 and each quarter thereafter. The liquidity event requirement was satisfied in connection with the IPO of our Class A common stock.
On August 15, 2021, we granted Dr. Hacker 108 RSUs and Mr. Skaruppa 1,450 RSUs under our 2022 Plan. The service-based requirement was satisfied as to 100% of the RSUs on November 15, 2021.
Other Elements of Compensation
Retirement Savings and Health and Welfare Benefits
We currently maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Internal Revenue Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. Currently, we match contributions made by employees who have been employed by us for at least one year and who participate in the 401(k) plan up to a specified percentage of the employee contributions, and these matching contributions are fully vested as of the date on which the contribution is made. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan, and making matching contributions, adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.
All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including medical, dental and vision benefits; medical and dependent care flexible spending accounts; short-term and long-term disability insurance; and life and AD&D insurance.
Perquisites and Other Personal Benefits
We do not provide our named executive officers with any perquisites beyond those made generally available to our other employees. In 2020, we provided each of our employees, including our named executive officers, with a stipend of $5,700 to assist with costs related to working remotely.
In the future, our Board of Directors or Compensation Committee may provide perquisites to our named executive officers in the event it determines that it is necessary or appropriate to incentivize or fairly compensate them.
No Tax Gross-Ups
We do not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by our company.
Outstanding Equity Awards at 2021 Fiscal Year End
The following tables list all outstanding equity awards held by our NEOs as of December 31, 2021.

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	Option Awards (1)					Stock Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Yet Vested	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Luis von Ahn	1/1/2019 (2)	175,000		7.48	2/14/2029	—	—	—	—
	1/1/2020 (2)	175,000	—	14.42	12/12/2029	—	—	—	—
	1/1/2021 (2)	145,104	29,896	38.08	12/2/2030	—	—	—	—
	7/30/2021(3)	—	—	—	—	120,000	12,733,200	1,080,000	114,598,800
Severin Hacker	1/1/2019 (2)	161,000	—	7.48	2/14/2029	—	—	—	—
	1/1/2020 (2)	173,500	0	14.42	12/12/2029	—	—	—	—
	1/1/2021 (2)	145,104	29,896	38.08	12/2/2030	—	—	—	—
	7/30/2021(3)	—	—	—	—	60,000	6,366,600	540,000	57,299,400
Matthew Skaruppa	2/24/2020 (4)	128,324	165,839	14.42	3/10/2030	—	—	—	—
	8/15/2021(5)	—	—	—	—	21,875	2,321,156	—	—
__________________
(1)Amounts are calculated by multiplying the number of shares shown in the table by $106.11 , the closing price of our Class A common stock as of December 31, 2021.
(2)The option vests and becomes exercisable in 48 monthly installments following the vesting commencement date, subject to the named executive officer’s continuing to provide services to us through the applicable vesting date. Upon the IPO in July 2021, the vesting of each option accelerated in respect of the lessor of (A) 60% of the total number of shares subject to the option, or (B) the number of then unvested shares subject to the options. Additionally, if within twelve months immediately following a change in control, Drs. von Ahn’s or Hacker’s service is terminated by us without cause or by them for good reason, then 100% of the shares subject to each option held by them will vest and be exercisable, subject to the delivery of a release of claims in favor of us.

(3)Represents the multi-year PSU awards described above under “Special Multi-Year Performance-Based Founder Awards.” The PSUs vest upon the satisfaction of both a service-based condition and a performance-based condition and generally are settled one year after vesting. The service-based condition is satisfied as to 25% of the PSUs on each anniversary of the completion of our initial public offering, subject to Dr. von Ahn and Dr. Hacker continuing to serve as our Chief Executive Officer and Chief Technology Officer, respectively, through the applicable date. The performance-based condition is satisfied in ten tranches based on the achievement of ten stock price hurdles measured based on a trailing 60 day average closing trading price for our Class A common stock during a ten-year performance period. As of December 31, 2021, performance for the first two tranches of the stock price hurdles had been achieved, but no portion of the PSUs had vested because the service-based condition had not yet been satisfied in respect of any PSUs. For additional details on the vesting of the awards, see “Special Multi-Year Performance-Based Founder Awards” above.

(4)The option grant vested as to 25% of the shares underlying the option on the first anniversary of the vesting commencement date and will continue to vest as to 1/48th of the shares underlying the option each month thereafter, subject to the executive continuing to provide services to us through the applicable vesting date. If the executive’s employment with us is terminated by us without cause or by Mr. Skaruppa for good reason within the period commencing three months prior to a change in control and ending twelve months after the change in control, then the vesting and exercisability of the option will accelerate in respect of 100% of the shares subject to the option.

(5)The RSUs vest based on the satisfaction of a service-based requirement and a liquidity event requirement within the term of the RSUs. Subject to the executive’s continued service to us, the service-based requirement is satisfied as to 6.25% of the RSUs beginning on the vesting commencement date and each quarter thereafter. The liquidity event requirement was satisfied in connection with our initial public offering.

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Executive Compensation Arrangements
Offer Letters
We have entered into offer letters with each of our named executed officers. Each offer letter sets forth the title, base salary, and initial equity award for the executive and summarizes the other terms and conditions applicable to the executive’s employment with us. Additionally, each of our named executive officers has entered into a proprietary information and invention assignment agreement with us.
Mr. Skaruppa’s offer letter also had provided for various benefits upon termination for cause or good reason both independently and in connection with a change in control. This arrangement was superseded in its entirety with the arrangements set forth in the severance agreement described in the next section.
Severance Agreements
We have entered into change in control and severance agreements with each of our named executive officers that provide for severance benefits in connection with certain qualifying terminations. The change in control and severance agreements supersede any severance benefits set forth in an executive’s offer letter with us.
In the event Drs. von Ahn or Hacker resigns for good reason or we terminate Drs. von Ahn’s or Hacker’s employment without cause (in each case to be defined in the applicable agreement), in addition to any accrued obligations, he is entitled a lump sum payment equal to 12 months of his then-current base salary as well as continued healthcare coverage under our medical plan paid or reimbursed by us for up to 12 months. In the event we terminate Mr. Skaruppa’s employment without cause, in addition to any accrued obligations, he is entitled to a lump sum payment equal to six months of this then-current base salary as well as continued healthcare coverage under our medical plan paid or reimbursed by us for up to six months. Payment of severance is contingent on the executive timely providing us with a general release of claims.
In the event Drs. von Ahn or Hacker resigns for good reason or we terminate Drs. von Ahn’s or Hacker’s employment without cause, in each case, within the three month period prior to, or twelve month period following, a change in control (as defined in the applicable agreement) (the “Change in Control Protection Period”), in addition to any accrued obligations and in lieu of the severance benefits described above, he is entitled to the following benefits: (i) payment of an amount equal to 18 months of his then-current annual base salary, payable in a lump sum, (ii) payment of a pro-rated annual bonus assuming target performance and paid in a single lump sum, (iii) continued health coverage under our medical plan paid or reimbursed by us for up to 18 months, and (iv) accelerated vesting of all outstanding equity awards subject to time-based vesting provisions. In the event Mr. Skaruppa resigns for good reason or we terminate Mr. Skaruppa’s employment without cause, in each case, within the change in control Protection Period, in addition to any accrued obligations and in lieu of the severance benefits described above, he is entitled to the following benefits: (i) payment of an amount equal to 12 months of his then-current annual base salary, payable in a lump sum, (ii) payment of a pro-rated annual bonus assuming target performance and paid in a single lump sum, (iii) continued health coverage under our medical plan paid or reimbursed by us for up to 12 months, and (iv) accelerated vesting of all outstanding equity awards subject to time-based vesting provisions. Payment of severance is contingent on the executive timely providing us with a general release of claims.
Director Compensation
Non-Employee Director Compensation Policy for Fiscal Year 2021
The following table sets forth information for 2021 regarding the compensation awarded to, earned by or paid to the non-employee directors who served on our Board of Directors during fiscal year 2021.

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Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Amy Bohutinsky	18,926	159,974	—	—	178,900
Sara Clemens	18,926	159,974	—	—	178,900
Bing Gordon	18,065	159,974	—	—	178,039
John Lilly(2)	—	300,015	—	—	300,015
Gillian Munson	21,506	159,974	—	—	181,480
Jim Shelton	18,926	159,974	—	—	178,900
Laela Sturdy	17,205	159,974	970,800	—	1,147,979
Brad Burnham(3)	—	—	—	—	—
___________________
(1)Amounts shown represent the grant date fair value of RSU and option awards granted during fiscal year 2021 as calculated in accordance with ASC Topic 718. See Note 9 to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC on March 4, 2022, for a description of the assumptions used in valuing these awards.
(2)Mr. Lilly joined our Board of Directors in December 2021.
(3)Mr. Burnham resigned from our Board of Directors in April 2021
The table below shows the aggregate number of option awards (exercisable and unexercisable) and unvested stock awards held as of December 31, 2021 by each non-employee director who was serving as of December 31, 2021.

Name	Shares Underlying Options Outstanding	Number of Shares or Units That Have Not Yet Vested
Amy Bohutinsky	40,000	1,573
Sara Clemens	30,000	1,573
Bing Gordon	50,000	1,573
John Lilly	—	2,950
Gillian Munson	25,000	1,573
Jim Shelton	40,000	1,573
Laela Sturdy	40,000	1,573

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Narrative Disclosure to Director Compensation Table
Prior to our initial public offering, we did not have a formalized non-employee director compensation program; however, with the exception of Mr. Burnham, we granted each of our non-employee directors options to purchase shares of our common stock in connection with their commencement of service with us. These option were granted under our 2011 Plan. Ms. Munson’s option grant vests in equal installments annually over two years, while the other non-employee directors’ options vest in equal installments annually over four years, in each case subject to the director’s continued service. In March 2021, we granted Ms. Sturdy an option to purchase 40,000 shares of our common stock, subject to the same four year vesting terms described above.
In December 2021, we granted each of our non-employee directors (other than Mr. Lilly) an award of 1,573 RSUs, each of which will fully vest immediately prior to our next annual stockholders’ meeting, subject to continued service through such date. In connection with Mr. Lilly’s commencement of service on our Board of Directors in December 2021, Mr. Lilly was granted an initial award of 2,950 RSUs under our Director Compensation Program (described below) that vests in equal installments annually over three years, subject to continued service.
In connection with our initial public offering, we adopted a compensation policy for our non-employee directors (the “Director Compensation Program”). Pursuant to the Director Compensation Program, our non-employee directors are eligible to receive cash compensation as follows:
•Each non-employee director is eligible to receive an annual cash retainer in the amount of $30,000 per year.
•Any non-executive chairperson is eligible to receive an additional annual cash retainer in the amount of $25,000 per year.
•The chairperson of the Audit Committee is eligible to receive an additional annual cash retainer in the amount of $20,000 per year for such chairperson’s service on the Audit Committee. Each non-chairperson member of the Audit Committee is eligible to receive an additional annual cash retainer in the amount of $10,000 per year for such member’s service on the Audit Committee.
•The chairperson of the Compensation Committee is eligible to receive an additional annual cash retainer in the amount of $12,000 per year for such chairperson’s service on the Compensation Committee. Each non-chairperson member of the Compensation Committee is eligible to receive an additional annual cash retainer in the amount of $6,000 per year for such member’s service on the Compensation Committee.
•The chairperson of the Nominating and Corporate Governance Committee will receive additional an annual cash retainer in the amount of $8,000 per year for such chairperson’s service on the Nominating and Corporate Governance Committee. Each non-chairperson member of the Nominating and Corporate Governance Committee is eligible to receive an additional annual cash retainer in the amount of $4,000 per year for such member’s service on the Nominating and Corporate Governance Committee.
Under the Director Compensation Program, each non-employee director will automatically be granted (i) RSUs covering a number of shares of our common stock calculated by dividing (a) $300,000 by (b) the closing trading price of our common stock as of the date of grant (or if the date of grant is not a trading day, the immediately preceding trading day), rounded down to the nearest whole share, upon the director’s initial appointment or election to our Board of Directors, (the “Initial Grant”), and (ii) for each non-employee director who has served for at least six months as of the date of each annual stockholders’ meeting, RSUs covering a number of shares of our common stock calculated by dividing (a) $160,000 by (b) the closing trading price of our common stock as of the date of grant (or if the date of grant is not a trading day, the immediately preceding trading day), rounded down to the nearest whole share, automatically on the date of each annual stockholders’ meeting thereafter (the “Annual Grant”). The Initial Grant will vest over three years, subject to continued service through each applicable vesting date. The Annual Grant will vest on the first anniversary of the date of grant, provided, that if our annual stockholders’ meeting immediately following the date of grant takes place prior to the first anniversary of the date of grant, the Annual Grant will vest immediately prior to our annual stockholders’ meeting following the date of grant, subject to continued service through each applicable vesting date.

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In the event of a change in control (as defined in the Director Compensation Program), each Initial Grant and Annual Grant, along with any stock options or other equity-based awards held by any non-employee director, will vest and, to the extent applicable, become exercisable immediately prior to such change in control.

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Equity Compensation Plan Information
The following table summarizes securities available under our equity compensation plans as of December 31, 2021.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#) (a)(2)	Weighted average per share exercise price of outstanding options, warrants and rights ($) (b)(3)	Number of securities remaining available under equity compensation plans (excluding securities reflected in column (a))(4)
Equity compensation plans approved by security holders(1)	4,419,527	10.61	8,872,632
Equity compensation plans not approved by security holders	—	—	—
Total	4,419,527	10.61	8,872,632
___________________
(1)Consists of the 2011 Plan, the 2021 Plan and the ESPP.
(2)Includes 4,419,527 outstanding options to purchase shares under the 2011 Plan.
(3)As of December 31, 2021, the weighted-average exercise price of outstanding options under the 2011 Plan was $10.61.
(4)Includes 7,753,632 shares available for future issuance under the 2021 Plan and 1,119,000 shares available for issuance under the 2021 ESPP. Following the effective date of the 2021 Plan, we ceased making grants under the 2011 Plan. To the extent outstanding awards under the 2011 Plan are forfeited or lapse unexercised, the shares of common stock subject to such awards will be available for issuance under the 2021 Plan. The 2021 Plan provides for an annual increase to the number of shares available for issuance thereunder on the first day of each calendar year beginning on January 1, 2022 and ending on and including January 1, 2031, by an amount equal to the lesser of (A) 5% of the shares of our common stock outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year and (B) such smaller number of shares of stock as determined by our Board of Directors; provided, however, that no more than 44,749,446 shares of Class A common stock may be issued upon the exercise of incentive stock options. The 2021 ESPP provides for an annual increase to the number of shares available for issuance thereunder on the first day of each calendar year beginning on January 1, 2022 and ending on and including January 1, 2031, by an amount equal to the lesser of (i) 1% of the shares of our common stock outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year and (ii) such number of shares of common stock as determined by our Board of Directors; provided, however, no more than 8,390,521 shares of our common stock may be issued under the ESPP. As of the date of this proxy statement, we have not commenced offering periods under the 2021 ESPP.

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Stock Ownership
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information relating to the beneficial ownership of our common stock as of April 12, 2022 by:
•each person, or group of affiliated persons, known by us to beneficially own more than 5% of our voting securities;
•each of our current directors;
•each of our named executive officers for 2021; and
•all directors and executive officers as a group.
The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, a person is deemed to be a “beneficial” owner of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. Except as indicated in the footnotes below, we believe, based on the information furnished to us, that the individuals and entities named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them, subject to any applicable community property laws.
The percentage of shares beneficially owned is computed on the basis of 27,506,087 shares of our Class A common stock and 11,598,903 shares of our Class B common stock outstanding as of April 12, 2022. Shares of our common stock that a person has the right to acquire within 60 days of April 12, 2022 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group.
Unless otherwise indicated below, the address for each beneficial owner listed is c/o Duolingo, Inc., 5900 Penn Avenue, Pittsburgh, Pennsylvania 15206.

	Class A(1)		Class B(1)
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned	Number of Shares Beneficially Owned	Percentage Beneficially Owned	Percentage of Voting Power
Holders of More than 5%:
NewView Capital Fund I, L.P.(2)	3,743,125	13.6%	—	—%	1.4%
KPCB Holdings, Inc., as nominee(3)	2,586,881	9.4%	—	—%	1.0%
Baillie Gifford & Co(4)	2,065,788	7.5%	—	—%	*
Entities affiliated with Union Square Ventures(5)	1,847,123	6.7%	—	—%	*
Durable(6)	1,712,367	6.2%	—	—%	*
Entities affiliated with CapitalG(7)	144,444	*	2,493,067	21.49%	19.3%

DUOLINGO 2022 PROXY STATEMENT	39

Entities affiliated with General Atlantic, L.P.(8)	—	—%	1,849,286	15.9%	14.3%
Named Executive Officers and Directors:
Luis von Ahn(9)	—	—%	3,959,034	34.1%	30.5%
Severin Hacker(10)	72	*	3,888,396	33.5%	30.0%
Matt Skaruppa(11)	159,398	*	—	—%	*
Amy Bohutinsky(12)	21,573	*	—	—%	*
Sara Clemens(13)	21,573	*	—	—%	*
Bing Gordon(14)	26,573	*	—	—%	*
John Lilly	—	—%	—	—%	—%
Gillian Munson(15)	26,573	*	—	—%	*
Jim Shelton(16)	11,573	*	—	—%	*
Laela Sturdy(17)	21,573	*	—	—%	*
All executive officers and directors as a group (13 persons)(17)	804,242	2.9%	7,847,430	67.66%	7.6%

___________________
*Represents less than 1%.
(1)Each share of Class A common stock is entitled to one vote, and each share of Class B common stock is entitled to 20 votes and is convertible at any time into one share of Class A common stock. The figures in this table with respect to Class A common stock do not include the shares of Class B common stock beneficially owned by the specified parties.
(2)Based solely on information provided by the transfer agent and the Schedule 13G filed with the SEC on January 14, 2022, NewView Capital Fund I, L.P. (“NVC Fund I”) has sole voting power and sole dispositive power over 3,743,125 shares of our Class B common stock. NewView Capital Partners I, LLC (“NVC Partners I”), the general partner of NVC Fund I, may be deemed to have sole power to vote these shares, and Ravi Viswanathan (“Viswanathan”), the managing member of NVC Partners I, may be deemed to have sole power to vote these shares. The address of each of the foregoing named reporting persons is c/o NewView Capital, 1201 Howard Avenue, Suite 101, Burlingame, CA 94010.
(3)Based solely on the Schedule 13G filed with the SEC on February 11, 2022 and information known to us, KPCB Digital Growth Fund, LLC (“KPCB DGF”) has sole voting and sole dispositive power over 2,438,394 shares of our Class A common stock (except that KPCB DGF Associates, LLC (“Associates”), the managing member of KPCB DGF, may be deemed to have sole power to vote these shares), KPCB Digital Growth Founders Fund, LLC (“KPCB DGF Founders”) has sole voting and sole dispositive power over 148,487 shares of our Class A common stock (except that Associates, the managing member of KPCB DGF Founders, may be deemed to have sole power to vote these shares) and KPCB DGF Associates, LLC has sole voting and sole dispositive power over 2,586,881 shares of our Class A common stock of which 2,438,394 are directly owned by KPCB DGF and 148,487 are directly owned by KPCB DGF Founders. The address of each of the foregoing named Reporting Persons is c/o Kleiner Perkins Caufield & Byers, LLC, 2750 Sand Hill Road, Menlo Park, CA 94025.
(4)Based solely on the Schedule 13G/A filed with the SEC on January 18, 2022. Baillie Gifford & Co. has sole voting power over 1,930,764 shares of our Class A common stock and sole dispostive power over 2,065,788 shares of our Class A common stock. The address of Baillie Gifford & Co. is Carlton Square, 1 Greenside Row, Edinburgh EH1 3AN, Scotland, UK.

DUOLINGO 2022 PROXY STATEMENT	40

(5)Based solely on information provided by the transfer agent and information known to us, consists of (i) 1,778,326 shares of our Class B common stock held directly by Union Square Ventures 2012 Fund, L.P. (USV 2012 Fund), and (ii) 68,797 shares of our Class B common stock held directly by USV Investors 2012 Fund, L.P. (USV Investors 2012 Fund). Union Square 2012 GP, L.L.C. (Union Square 2012) is the general partner of USV 2012 Fund and USV Investors 2012 Fund, and has sole voting and investment power with regard to the shares held by USV 2012 Fund and USV Investors 2012 Fund. We refer to Union Square 2012 and affiliated entities as Union Square Ventures. Fred Wilson, Brad Burnham, Albert Wenger, John Buttrick, and Andy Weissman are partners at Union Square Ventures and, therefore, may be deemed to have shared voting and investment power with regard to the shares held directly by Union Square Ventures. The address for each of these entities is 920 Broadway, 2nd Floor New York, NY 10010.
(6)Based solely on the Schedule 13G/A filed with the SEC on January 6, 2022, Durable Capital Partners LP has sole voting and sole dispositive power over 1,712,367 shares of our Class A common stock. Durable Capital Partners GP LLC (“Durable GP”) is the general partner of Durable Capital Partners LP, and Henry Ellenbogen is the chief investment officer of the Durable Capital Partners LP and the managing member of Durable GP . The address of the foregoing named beneficial owners is 5425 Wisconsin Avenue, Suite 802, Chevy Chase, Maryland 20815.
(7)Based solely on the Schedule 13G filed with the SEC on February 14, 2022, each of CapitalG 2014 LP and CapitalG 2014 GP LLC has sole voting power and sole dispositive power over 78,755 shares of our Class A common stock and 945,920 shares of our Class B common stock, CapitalG 2015 LLC has sole voting power and sole dispositive power over 65,689 shares of our Class A common stock and 854,690 shares of our Class B common stock, each of CapitalG II LP and CapitalG II GP LLC has sole voting power and sole dispositive power over 758,146 shares of our Class B common stock and each of Alphabet Holdings LLC and Alphabet Inc. has sole voting power over 144,444 shares of our Class A common stock and 2,493,067 shares of our Class B common stock. CapitalG 2014 GP LLC, the general partner of CapitalG 2014 LP, Alphabet Holdings LLC, the managing member of CapitalG 2014 GP LLC, XXVI Holdings Inc., the managing member of Alphabet Holdings LLC, and Alphabet Inc., the controlling stockholder of XXVI Holdings Inc., may each be deemed to have sole voting and dispositive power with respect to the shares held directly by CapitalG 2014 LP. CapitalG 2015 GP LLC, the general partner of CapitalG 2015 LP, Alphabet Holdings LLC, the managing member of CapitalG 2015 GP LLC, XXVI Holdings Inc., the managing member of Alphabet Holdings LLC, and Alphabet Inc., the controlling stockholder of XXVI Holdings Inc., may each be deemed to have sole voting and dispositive power with respect to the shares held directly by CapitalG 2015 LP. CapitalG II GP LLC, the general partner of CapitalG II LP, Alphabet Holdings LLC, the managing member of CapitalG II GP LLC, XXVI Holdings Inc., the managing member of Alphabet Holdings LLC, and Alphabet Inc., the controlling stockholder of XXVI Holdings Inc., may each be deemed to have sole voting and dispositive power with respect to the shares held directly by CapitalG II LP. The principal business address for each of the foregoing named beneficial owners is 1600 Amphitheatre Parkway, Mountain View, California, 94043.
(8)Based solely on the Schedule 13G filed on February 11, 2022, each of General Atlantic, L.P. (“GA LP”), General Atlantic (SPV) GP, LLC (“GA SPV”), General Atlantic Partners 100, L.P., General Atlantic (DU), L.P. (“GAP 100”), General Atlantic (DU), L.P. (“GA DU”), General Atlantic Partners (Bermuda) EU, L.P. (“GAP Bermuda EU”), General Atlantic Partners (Lux) SCSp (“GAP Lux”), General Atlantic GenPar, L.P. (“GA GenPar”), General Atlantic GenPar, L.P. (“GA GenPar”), General Atlantic GenPar, L.P. (“GA GenPar”), GAP Coinvestments V, LLC (“GAPCO V”), GAP Coinvestments CDA, L.P. (“GAPCO CDA”), General Atlantic GenPar (Lux) SCSp (“GA GenPar Lux”), General Atlantic (Lux) S.à r.l. (“GA Lux”), General Atlantic (Lux) S.à r.l. (“GA Lux”), GAP (Bermuda) L.P. (“GAP (Bermuda)”) has shared voting power and shared dispositive power over 1,849,286 shares of our Class B common stock held of record by GAP DU. GAP 100, GAP Bermuda EU, GAP Lux are collectively referred to as the “GA Funds.” GAPCO III, GAPCO IV, GAPCO V and GAPCO CDA are collectively referred to as the “Sponsor Coinvestment Funds.” The GA Funds and the Sponsor Coinvestment Funds share beneficial ownership of the shares held of record by GA DU. The general partner of GA DU is GA SPV. The general partner of GAP Lux is GA GenPar Lux, and the general partner of GA GenPar Lux is GA Lux. GA LP, which is controlled by the Management Committee of GASC MGP, LLC (the “GA Management Committee”), is the managing member of GAPCO III, GAPCO IV, and GAPCO V, the general partner of GAPCO CDA, and is the sole member of GA SPV. The general partner of GAP Bermuda EU and the sole shareholder of GA Lux is GenPar Bermuda. GAP (Bermuda), which is also controlled by the GA Management Committee, is the general partner of GenPar Bermuda. The general partner of GAP 100 is GA GenPar, and the general partner of GA GenPar is GA LP. The GA Funds and the Sponsor Coinvestment Funds share beneficial ownership of the Class A common shares held of record by GA DU. The address of GAP Bermuda EU, GenPar Bermuda, and GAP (Bermuda) is Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. The address of GAP Lux, GA GenPar Lux and GA Lux is Luxembourg is 412F, Route d’Esch, L-2086 Luxembourg. The address of GAP 100, GA SPV, GA DU, GA GenPar, and GA LP and each of the Sponsor Coinvestment Funds is c/o General Atlantic Service Company, L.P., 55 East 52nd Street, 33rd Floor, New York, NY 10055.
(9)Consists of (i) 3,442,055 shares of our Class B common stock held directly by Dr. von Ahn, and (ii) 516,979 shares of our Class B common stock that may be acquired pursuant to the exercise of stock options within 60 days of April 12, 2022.
(10)Consists of (i) 3,371,417 shares of our Class B common stock held directly by a family trust of which Dr. Hacker is a trustee, (ii) 15,500 shares of our Class B common stock held directly by Dr. Hacker, and (iii) 501,479 shares of our Class B common stock that may be acquired pursuant to the exercise of stock options within 60 days of April 12, 2022.
(11)Consists of (i) 156,732 shares of our Class A common stock that may be acquired by Mr. Skaruppa pursuant to the exercise of stock options within 60 days of April 12, 2022, and (ii) 1,563 shares of Class A common stock issuable upon the vesting of RSUs held by Mr. Skaruppa within 60 days of April 12, 2022.
(12)Consists of (i) 20,000 shares of our Class A common stock that may be acquired by Ms. Bohutinsky pursuant to the exercise of stock options within 60 days of April 12, 2022, and (ii) 1,573 shares of Class A common stock issuable upon the vesting of RSUs held by Ms. Bohutinksy within 60 days of April 12, 2022.
(13)Consists of (i) 10,000 shares of our Class A common stock held directly by Ms. Clemens, (ii) 10,000 shares of our Class A common stock that may be acquired by Ms. Clemens pursuant to the exercise of stock options within 60 days of April 12, 2022, and (ii) 1,573 shares of Class A common stock issuable upon the vesting of RSUs held by Ms. Clemens within 60 days of April 12, 2022.

DUOLINGO 2022 PROXY STATEMENT	41

(14)Consists of (i) 25,000 shares of our Class A common stock that may be acquired by Mr. Gordon pursuant to the exercise of stock options within 60 days of April 12, 2022, and (ii) 1,573 shares of Class A common stock issuable upon the vesting of RSUs held by Mr. Gordon within 60 days of April 12, 2022.
(15)Consists of (i) 25,000 shares of our Class A common stock that may be acquired by Ms. Munson pursuant to the exercise of stock options within 60 days of April 12, 2022, (ii) 1,573 shares of Class A common stock issuable upon the vesting of RSUs held by Ms. Munson within 60 days of April 12, 2022.
(16)Consists of (i) 10,000 shares of our Class A common stock that may be acquired by Mr. Shelton pursuant to the exercise of stock options within 60 days of April 12, 2022, (ii) 1,573 shares of Class A common stock issuable upon the vesting of RSUs held by Mr. Shelton within 60 days of April 12, 2022.
(17)Consists of (i) 20,000 shares of our Class A common stock that may be acquired by Ms. Sturdy pursuant to the exercise of stock options within 60 days of April 12, 2022, (ii) 1,573 shares of Class A common stock issuable upon the vesting of RSUs held by Mr. Shelton within 60 days of April 12, 2022.
(18)Consists of: (i) 6,828,972 shares of Class B common stock held; (ii) 267,525 shares of Class A common stock held; (iii) 1,018,458 shares of Class B common stock subject to stock options pursuant to the exercise of stock options within 60 days of April 12, 2022; (iv) 523,221 shares of Class A common stock subject to stock options pursuant to the exercise of stock options within 60 days of April 12, 2022; and (v) 13,496 shares of Class A common stock issuable upon the vesting and settlement of RSUs.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our executive officers and directors, our principal accounting officer and persons who beneficially own more than 10% of our common stock to file with the SEC reports of their ownership and changes in their ownership of our common stock. To our knowledge, based solely on review of the copies of such reports and amendments to such reports with respect to the year ended December 31, 2021 filed with the SEC and on written representations by our directors and executive officers, all required Section 16 reports under the Exchange Act for our directors, executive officers, principal accounting officer and beneficial owners of greater than 10% of our common stock were filed on a timely basis during the year ended December 31, 2021 or prior fiscal years other than one Form 4 for each of Messrs. Chen, Hacker, Glance, Meese and Skaruppa and for affiliates of Union Square Ventures reporting in each case, one transaction, which was inadvertently filed late.

DUOLINGO 2022 PROXY STATEMENT	42

Certain Transactions with Related Persons
Policies and Procedures on Transactions with Related Persons
Our Board of Directors recognizes that transactions with related persons present a heightened risk of conflicts of interests and/or improper valuation (or the perception thereof). Our Board has adopted a written policy on transactions with related persons, which requires that our Audit Committee approve or ratify “related person transactions” (as defined in the policy) that are required to be disclosed pursuant to Item 404(a) of Regulation S-K. Item 404(a) of Regulation S-K requires disclosure, subject to certain exceptions, of transactions in which we were or are to be a participant and the amount involved exceeds $120,000 and in which any “related person” as defined under Item 404(a) of Regulation S-K had or will have a direct or indirect material interest. It is our policy that a director not participate in the approval of a related person transaction as to which he or she is a “related person.” Each of the “related person transactions” described herein entered into following the adoption of our related person transaction policy was approved in accordance with such policy.
Investors’ Rights Agreement
We are party to an Amended and Restated Investors’ Rights Agreement, dated as of November 6, 2020 (the “Investors’ Rights Agreement”), with certain holders of our capital stock, including the certain holders of more than 5% of our capital stock, including entities affiliated with Union Square Ventures, Kleiner Perkins Caufield & Byers, CapitalG, NewView Capital Fund I, L.P. (“NewView”), and General Atlantic. Th Investors’ Rights Agreement provides, among other things, that certain holders of our capital stock have the right to request that we file a registration statement, and/or request that their shares be covered by a registration statement that we are otherwise filing, subject to certain exceptions.
Voting Agreement
We were party to an Amended and Restated Voting Agreement, dated as of November 6, 2020 (Voting Agreement), under which certain holders of our capital stock, including Drs. von Ahn and Hacker, and entities affiliated with Union Square Ventures, Kleiner Perkins Caufield & Byers, CapitalG, NewView and General Atlantic, have agreed to vote their shares on certain matters, including with respect to the election of directors. The Voting Agreement will terminate and none of our stockholders will have any special rights regarding the election or designation of members of our Board of Directors, the voting of our capital stock, or the restrictions on transfer pursuant to the agreement terminated in connection with our initial public offering.
Right of First Refusal and Co-Sale Agreement
We were party to an Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of November 6, 2020 (the “Right of First Refusal and Co-Sale Agreement”), with certain holders of our capital stock, including Drs. von Ahn and Hacker, and entities affiliated with Union Square Ventures, Kleiner Perkins Caufield & Byers, CapitalG, NewView and General Atlantic. The Right of First Refusal Co-Sale Agreement provided for rights of first refusal and co-sale relating to the shares of our common stock held by certain parties to the agreement. The Right of First Refusal and Co-Sale Agreement terminated in connection with our initial public offering.
Founder Exchange Agreement
In order to effect the common stock reclassification and exchange in connection with our initial public offering, we entered into an exchange agreement with our founders, Luis von Ahn and Severin Hacker, pursuant to which an aggregate of 6,930,334 shares of Class A common stock held by our Founders were exchanged into an equivalent number of shares of Class B common stock prior to the completion of our initial public offering. In addition, prior to the completion of our initial public offering, each stock option and award of RSUs held by Drs. von Ahn and Hacker was amended to provide that such option or award will be exercised into or settle in shares of Class B common stock.

DUOLINGO 2022 PROXY STATEMENT	43

Indemnification Agreements
We have entered into indemnification agreements with each of our current directors, and intend to enter into new indemnification agreements with each of our current directors and officers. Our amended and restated certificate of incorporation and our amended and restated bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by applicable law.

DUOLINGO 2022 PROXY STATEMENT	44

Stockholders Proposals and Director Nominations
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our annual meeting of stockholders to be held in 2023 (the “2023 Annual Meeting”) pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 5900 Penn Avenue, Pittsburgh, Pennsylvania 15206, in writing not later than December 23, 2022.
Stockholders intending to present a proposal at our 2023 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting of stockholders. Therefore, we must receive notice of such a proposal or nomination for the 2023 Annual Meeting no earlier than the close of business on February 9, 2023 and no later than the close of business on March 11, 2023. The notice must contain the information required by our Bylaws. In the event that the date of the 2023 Annual Meeting is more than 30 days before or more than 60 days after June 9, 2023, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2023 Annual Meeting and not later than the close of business of the 90th day prior to the 2023 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.
We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2023 annual meeting of stockholders must provide notice that sets forth the information required by rule 14a-19 under the Exchange act no later than April 10, 2023.
In connection with our solicitation of proxies for our 2023 annual meeting of stockholders, we intend to file a proxy statement and WHITE proxy card with the SEC. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at www.sec.gov.

DUOLINGO 2022 PROXY STATEMENT	45

Householding
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement and the Annual Report by contacting the Broadridge Financial Solutions, Inc. at (866) 540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

DUOLINGO 2022 PROXY STATEMENT	46

2021 Annual Report
Our 2021 Annual Report, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, is being mailed with this Proxy Statement to those stockholders that receive this Proxy Statement in the mail. Stockholders that receive the Notice and Access Card can access our 2021 Annual Report, including our Annual Report, at www.proxyvote.com.
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 has also been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Corporate Secretary, Duolingo, Inc., 5900 Penn Avenue, Pittsburgh, Pennsylvania 15206.

DUOLINGO 2022 PROXY STATEMENT	47

Your vote is important. Please promptly vote your shares by following the instructions for voting on the Notice and Access Card or, if you received a paper or electronic copy of our proxy materials, by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card.

By Order of the Board of Directors

Luis von Ahn
Chief Executive Officer
Pittsburgh, Pennsylvania
April 12, 2022

DUOLINGO 2022 PROXY STATEMENT	48

Proxy Card
slide1
Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. D82377-P68174 Nominees: 01) Bing Gordon 02) John Lilly 03) Laela Sturdy 3. In their discretion, upon such other matters that may properly come before the meeting or any adjournment or postponements thereof. The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR items 1 and 2. If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion. 2. To ratify the appointment of Deloitte & Touche LLP as our independent public accounting firm for 2022. ! ! ! 1. Election of Class I Directors Vote on Directors Vote on Proposal For All Withhold All For All Except For Against Abstain ! !! DUOLINGO, INC. To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.The Board of Directors recommends you vote FOR the following: DUOLINGO, INC. C/O PROXY SERVICES P.O. BOX 9142 FARMINGDALE, NY 11735 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. The Board of Directors recommends you vote FOR the following proposal: VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet, and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. During The Meeting - Go to www.virtualshareholdermeeting.com/DUOL2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTEw

DUOLINGO 2022 PROXY STATEMENT	49

slide2
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. D82378-P68174 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS June 9, 2022 The stockholder(s) hereby appoint(s) Luis von Ahn, Stephen Chen and Matthew Skaruppa, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of DUOLINGO, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:30 am, Eastern Time on June 9, 2022, at www.virtualshareholdermeeting.com/DUOL2022, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSAL 2. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE

DUOLINGO 2022 PROXY STATEMENT	50